Exhibit 4.1

COMMON		COMMON
NUMBER		SHARES
C	[LOGO] DUCKWALL - ALCO STORES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS		SEE REVERSE FOR CERTAIN LEGENDS AND DEFINITIONS

THIS CERTIFIES THAT		CUSIP 264142 10 0
SPECIMEN

is the registered holder of

SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $.0001, OF

DUCKWALL-ALCO STORES, INC.

CERTIFICATE OF STOCK

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

                IN WITNESS WHEREOF, the Company has caused the facsimile signature of its President to be printed hereon and the facsimile of its seal to be printed hereon and attested by the facsimile signature of its Secretary printed hereon.

Dated:
	/s/ Charles E. Bogan		SEAL	/s/ Glen L. Shank
		Secretary			President

COUNTERSIGNED:
BY	UMB BANK, N.A.
TRANSFER AGENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-_______ as Custodian for _______		UNIF TRAN MIN ACT--_______ as Custodian for _______
			(Cust)	(Minor)	(Cust)	(Minor)
TEN ENT	-	as tenants by the entireties	under Uniform Gifts to Minors		under Uniform Transfers to Minors
			Act _____________		Act _______________
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	(State)		(State)

TOD	-	transfer on death direction in event of owner’s death, to person named on face

Additional abbreviations may also be used though not in the above list. _______________________________________________________________________________

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address, including zip code, of assignee)

__________________________________________________________________________________	shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
__________________________________________________________________________________	attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICU-LAR, WITHOUT ALTERATION OR ENLARGE-MENT OR ANY CHANGE WHATEVER.

X

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.